UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 3, 2024
Date of Report (date of earliest event reported)
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BUNGE GLOBAL SA
(Exact name of registrant as specified in its charter)
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Switzerland (State of Incorporation)

000-56607 (Commission File Number)	98-1743397 (IRS Employer Identification Number)

Route de Florissant 13, 1206 Geneva, Switzerland	N.A.
(Address of principal executive offices and zip code)	(Zip Code)

1391 Timberlake Manor Parkway Chesterfield, MO	63017
(Address of corporate headquarters )	(Zip Code)

(314) 292-2000
(Registrant's telephone number, including area code)

N.A.
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Registered Shares, $0.01 par value per share	BG	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into Material Definitive Agreements

Amendment to Existing Securitization Program

On December 3, 2024, Bunge Global SA (“Bunge”) and certain of its subsidiaries amended Bunge’s existing trade receivables securitization program (the “Securitization Program”) with Coöperatieve Rabobank U.A., as administrative agent, and certain commercial paper conduit purchasers and committed purchasers (the “Purchasers”) pursuant to the Twenty-Seventh Amendment to the Receivables Transfer Agreement (the “Twenty-Seventh Amendment to the RTA”). The Twenty-Seventh Amendment to the RTA extended the original termination date of the Eighth Amended and Restated Receivables Transfer Agreement (collectively with the Twenty-Seventh Amendment to the RTA, the “Securitization Program Transaction Documents”) by an additional 364 days to December 16, 2025. Other relevant terms and conditions of the Securitization Program Transaction Documents were unchanged by this amendment.

The Securitization Program Transaction Documents contain certain customary representations and warranties and affirmative covenants, including a representation as to the eligibility of the receivables being sold, and contain customary termination events and service defaults. Bunge and its subsidiaries are required to repurchase any receivables that are not eligible as represented on the date of sale or become subject to certain non-credit related obligor offsets following sale to the Securitization Program. Apart from such repurchase obligations, any recourse to Bunge and its subsidiaries under the Securitization Program will be limited to Bunge’s first loss position as subordinated lender, which will be sized based on the historical performance of Bunge’s pool of trade receivables.

From time to time, certain of the Purchasers under the Securitization Program and/or their affiliates provide financial services to Bunge and other subsidiaries of Bunge.

The foregoing descriptions of the Securitization Program and the related Twenty-Seventh Amendment to the RTA does not purport to be complete and are qualified in their entirety by reference to the full text of the document included as Exhibit 10.1 hereto and incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference in this Item 2.03.

Item 9.01 Financial Statements and Exhibits
(d):     Exhibits.

Exhibit No.	Description
10.1	27th Amendment to Receivables Transfer Agreement, dated December 3, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 5, 2024

BUNGE GLOBAL SA

By:	/s/Lisa Ware-Alexander
Name:	Lisa Ware-Alexander
Title:	Secretary